Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kruti Patel Goyal, certify that the Quarterly Report of Etsy, Inc. on Form 10-Q for the quarterly period ended September 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Etsy, Inc.

/s/ Kruti Patel Goyal____________
Kruti Patel Goyal
Chief Executive Officer
(Principal Executive Officer)
Date: October 28, 2026